SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                             November 1, 2001

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9818	13-3434400
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.    Resignations of Registrant's Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

None.

(b)           Pro Forma Financial Information

None.

(c)           Exhibits

99.11       Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its Third Quarter 2001 Review dated November 1, 2001.

Item 8.  Change in Fiscal Year.

                                Not applicable.

Item 9.  Regulation FD Disclosure.

                                Pursuant to Regulation FD, Alliance Capital Management Holding L.P. is furnishing its Third Quarter 2001 Review dated November 1, 2001.  The Third Quarter 2001 Review is attached hereto as Exhibit 99.11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: November 2, 2001	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr
Robert H. Joseph, Jr.
Senior Vice President and
Chief Financial Officer